UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]Preliminary Proxy Statement

[   ]Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]Definitive Proxy Statement

[   ]Definitive Additional Materials

[   ]Soliciting Material Pursuant to Rule 14a-12

PASSUR AEROSPACE, INC.
(Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[   ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)Title of each class of securities to which transaction applies:

(2)Aggregate number of securities to which transaction applies:

(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)Proposed maximum aggregate value of transaction:

(5)Total fee paid:

[   ]Fee paid previously with preliminary materials:

[   ]Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)Amount previously paid:

(2)Form, Schedule, or Registration Statement No.:

(3)Filing Party:

(4)Date Filed:

EXPLANATORY NOTE

On February 28, 2020, PASSUR Aerospace, Inc. (the “Company”) filed with the Securities and Exchange Commission a definitive proxy statement (the “Original Proxy Statement”) in connection with the Company’s 2020 Annual Meeting of Shareholders (the “Annual Meeting”), which was originally scheduled to be held at 12:00 p.m., Eastern time, on June 10, 2020, at One Landmark Square, Stamford, Connecticut 06901.

As previously announced, due to the continuing public health concerns relating to the coronavirus (COVID-19) pandemic, the Board of Directors of the Company subsequently determined to postpone the Annual Meeting until Monday, November 30, 2020, at 12:00 p.m., Eastern time, and to hold the Annual Meeting as a virtual-only meeting via the Internet.  In connection with the postponement of the Annual Meeting, the record date for determining shareholder entitled to notice of, and to vote at, the Annual Meeting (or any adjournment or further postponement thereof) has been changed to the close of business on October 15, 2020.

Following the filing of the Original Proxy Statement, John F. Thomas and James T. Barry resigned as officers and directors of the Company, effective April 30, 2020 and June 30, 2020, respectively.  As a result, Messrs. Thomas and Barry will not stand for re-election to the Board of Directors at the Annual Meeting.  Following the resignations of Messrs. Thomas and Barry, the Board of Directors appointed Michael O. Hulley as a director of the Company, effective July 8, 2020, to serve for a term expiring at the Annual Meeting.  The Board of Directors has also determined to nominate Mr. Hulley for election as a director of the Company at the Annual Meeting.  As a result of these events, there are now only nine nominees to stand for election as directors of the Company at the Annual Meeting.  On September 9, 2020, the Board of Directors adopted a resolution reducing the size of the Board from ten to nine members, in accordance with the By-laws of the Company.

This amended and restated definitive proxy statement (the “Proxy Statement”) is being filed to amend and restate the Original Proxy Statement to reflect:

•the rescheduling of the Annual Meeting to Monday, November 30, 2020, at 12:00 p.m., Eastern time;

•the change of the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting (or any adjournment or further postponement thereof) to the close of business on October 15, 2020;

•the change in format of the Annual Meeting to a virtual-only meeting to be held via the Internet; and

•the revision of Proposal 1 regarding the election of directors of the Company to reflect (i) the withdrawal of the nominations of Messrs. Thomas and Barry to stand for election as directors of the Company at the Annual Meeting and (ii) the nomination of Mr. Hulley to stand for election as a director of the Company at the Annual Meeting.

The proxy card that is being provided to shareholders with the amended and restated Proxy Statement reflects the foregoing changes.  The amended and restated Proxy Statement also updates certain disclosures contained in the Original Proxy Statement due to the postponement of the Annual Meeting from June 10, 2020 to November 30, 2020.

You should read the amended and restated Proxy Statement in its entirety and in place of the Original Proxy Statement.  Only the amended and restated Proxy Statement will be distributed to the Company’s shareholders.

PASSUR Aerospace, Inc.

Notice of Annual Meeting of Shareholders

November 30, 2020

The Annual Meeting of Shareholders (the “Annual Meeting”) of PASSUR Aerospace, Inc. (the “Company”) will be held at 12:00 p.m., Eastern time, on Monday, November 30, 2020.  Due to the continuing public health concerns relating to the COVID-19 pandemic and to protect the health and well-being of our shareholders and employees, the Annual Meeting will be held as a virtual-only meeting conducted via a live Internet webcast.  Instructions for attending the virtual annual meeting, including the URL and password for accessing the virtual meeting website, are included in the enclosed proxy card. You will not be able to attend the Annual Meeting in person at a physical location.

The Annual Meeting is being held for the following purposes:

1. To elect nine directors to serve until the next annual meeting of shareholders or until their respective successors are duly elected and qualified;

2.To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for the fiscal year ending October 31, 2020; and

3.To transact such business as may properly come before the meeting or any adjournment or adjournments thereof.

Information relating to the above items is set forth in the accompanying proxy statement (the “Proxy Statement”).

Only shareholders of record, as shown by the stock transfer books of the Company, at the close of business on October 15, 2020, will be entitled to vote at the Annual Meeting (or any adjournment or postponement thereof). A list of shareholders eligible to vote at the Annual Meeting will be available for inspection during the Annual Meeting on the virtual meeting website.

Whether you expect to attend the Annual Meeting or not, your vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.

IF YOU ARE NOT VOTING ONLINE, IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE COMPLETED AND RETURNED PROMPTLY.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 30, 2020. The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended October 31, 2019 are available on our website at http://www.passur.com/who-we-are-investors-sec-filings.htm.  Distribution of the Proxy Statement and the enclosed proxy card to shareholders is scheduled to begin on or about October 30, 2020.

By Order of the Board of Directors

Louis J. Petrucelly

Chief Financial Officer, Treasurer, and Secretary

One Landmark Square

Stamford, Connecticut 06901

October 30, 2020

PASSUR Aerospace, Inc.
PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of PASSUR Aerospace, Inc. (the “Company”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 12:00 p.m., Eastern time, on Monday, November 30, 2020, and at any adjournment or postponement thereof.  Distribution of this Proxy Statement and the enclosed proxy card to shareholders is scheduled to begin on or about October 30, 2020.

Due to the continuing public health concerns relating to the COVID-19 pandemic and to protect the health and well-being of our shareholders and employees, the Annual Meeting will be held as a virtual-only meeting conducted via a live Internet webcast.  Instructions for attending the virtual annual meeting, including the URL and password for accessing the virtual meeting website, are included in the enclosed proxy card.  You will not be able to attend the Annual Meeting in person at a physical location.

Shares cannot be voted at the Annual Meeting unless the owner thereof is present in person (by means of remote communication) or by proxy. All properly executed and unrevoked proxies in the accompanying form that are received in time for the Annual Meeting will be voted at the Annual Meeting, or any adjournment or postponement thereof, in accordance with any specification thereon, or if no specification is made, such proxies will be voted “FOR” the election of the named director nominees and “FOR” the ratification of BDO USA, LLP as the Company’s independent registered public accountants. The Board of Directors knows of no other matters which may be brought before the Annual Meeting. However, if any other matters are properly presented for action, it is the intention of the named proxies to vote on them according to their best judgment. Any person giving a proxy may revoke it by written notice to the Company, or by delivering a valid, later-dated proxy in a timely manner, at any time prior to the exercise of the proxy. In addition, although mere attendance at the Annual Meeting will not revoke the proxy, a person present at the Annual Meeting (by means of remote communication) may withdraw his or her proxy and vote by ballot during the virtual meeting. If you hold shares in street name, you must contact the firm that holds your shares to change or revoke any prior voting instructions. Rights of appraisal or similar rights of dissenters are not available to shareholders of the Company with respect to any matter to be acted upon at the Annual Meeting. The Company will bear the entire cost of the solicitation of proxies for the Annual Meeting.

The Annual Report on Form 10-K of the Company for the fiscal year ended October 31, 2019, as filed with the Securities and Exchange Commission and including the audited financial statements of the Company, as well as the Quarterly Report on Form 10-Q for the nine months ended July 31, 2020, as filed with the Securities and Exchange Commission and including the unaudited financial statements of the Company, are enclosed herewith.

The mailing address of the principal executive office of the Company is One Landmark Square, Stamford, Connecticut 06901. This Proxy Statement, the accompanying form of proxy, and the Annual Report on Form 10-K of the Company for the fiscal year ended October 31, 2019 and the Quarterly Report on Form 10-Q for the nine months ended July 31, 2020 are expected to be mailed to the shareholders of the Company on or about October 30, 2020.

VOTING SECURITIES AND VOTE REQUIRED

The Company’s only class of voting securities outstanding is its common stock, par value $0.01 per share (the “Common Stock”). At the Annual Meeting, each shareholder of record at the close of business on October 15, 2020 will be entitled to one vote for each share of Common Stock owned on that date as to each matter properly presented at the Annual Meeting. As of October 15, 2020, there were 7,712,091 shares of Common Stock outstanding. The presence, in person (by means of remote communication) or by proxy, of holders of at least one-third of the shares of Common Stock outstanding as of October 15, 2020 is necessary to constitute a quorum at the Annual Meeting. Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a plurality of the votes cast by holders of shares of Common Stock present in person (by means of remote communication) or represented by proxy at the meeting and entitled to vote is required for the election of the Company’s directors. The affirmative vote of a majority of the votes cast by holders of shares of Common Stock present in person (by means of remote communication), or represented by proxy at the meeting, and entitled to vote, is required to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm. An abstention with respect to any proposal will be counted as present for purposes of determining the existence of a quorum. In the event of a “broker non-vote” (shares held by a broker or nominee that does not have discretionary authority to vote on a particular matter and has not received voting instructions from its client) with respect to any proposal coming before the meeting caused by the beneficial owner’s failure to authorize a vote on such proposal), the proxy will be counted as present for the purpose of determining the existence of a quorum. Under New York law, abstentions and broker non-votes, if any, will not be counted as votes cast and therefore will have no effect. Please note that brokers may no longer use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. If your shares are held in “street names,” whether through a broker, bank or other nominee, only they can sign a proxy card with respect to your shares. You are, therefore, urged to contact the person responsible for your account and give them instructions for how to complete a proxy card representing your shares so that it can be timely returned on your behalf. Please vote your proxy so your vote can be counted. An automated system administered by the Company’s transfer agent will be used to tabulate the proxies.

I.  ELECTION OF DIRECTORS

The directors of the Company are elected annually and hold office for the ensuing year until the Company’s next annual meeting of shareholders and until their successors are elected and qualified.

Nine directors currently serve on the Board of Directors, as follows: G.S. Beckwith Gilbert, Brian G. Cook, Paul L. Graziani, Kurt J. Ekert, Richard L. Haver, Robert M. Stafford, Ronald V. Rose, Michael Schumaecker and Michael O. Hulley.  John F. Thomas served as a director of the Company from December 2018 until his resignation on April 30, 2020, and James T. Barry served as a director of the Company from 2000 until his resignation on June 30, 2020.  Michael O. Hulley was appointed as a director of the Company by the Board of Directors, effective July 8, 2020, to fill one of the vacancies created by the resignations of Messrs. Thomas and Barry.  On September 9, 2020, the Board of Directors adopted a resolution reducing the size of the Board from ten to nine members, in accordance with the By-Laws of the Company.

The terms of all nine directors currently serving on the Board of Directors will expire at the Annual Meeting.  The Board has nominated each of the nine current directors to stand for election to the Board at the Annual Meeting, each to serve until the Company’s next annual meeting of shareholders and until their successors are duly elected and qualified.

The election of each of the named nominees as a director of the Company requires the affirmative vote of a plurality of the votes cast by holders of Common Stock present in person (by means of remote communication) or represented by proxy at the meeting and entitled to vote. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Unless otherwise directed, the persons named in the accompanying form of proxy intend to vote at the Annual Meeting “FOR” the election of the nominees named below as directors of the Company, to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE BOARD’S NINE NOMINEES.

Each of the individuals named as a nominee below has consented to being named in this Proxy Statement and to serve as a director of the Company if elected.  If any nominee is unable to stand for election when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominees and for such person, if any, as shall be designated by the present Board of Directors to replace such nominee. The Board of Directors does not presently anticipate that any nominee will be unable to stand for election.

Information Concerning Directors and Nominees

The following information with respect to the principal occupation or employment, other affiliations, and business experience of each nominee during the last five years has been furnished to the Company by such nominee. Except as indicated, each of the nominees has had the same principal occupation for the last five years. All of the nominees are currently directors of the Company.

G. S. Beckwith Gilbert, age 78, has served as Non-Executive Chairman of the Board of Directors since August 9, 2019 and as a director of the Company since his election in 1997.  He previously held the position of Chairman of the Board from 1997 to August 2019.  Mr. Gilbert also serves as the Chairman of the Executive Committee of the Board.  Mr. Gilbert was appointed as Chief Executive Officer of the Company in October of 1998 and served as such until his retirement from that post on February 1, 2003. Mr. Gilbert is President and Chief Executive Officer of Field Point Capital Management Company, a merchant-banking firm, a position he has held since 1988. Mr. Gilbert is also Chairman

Emeritus of the Board of Fellows of Harvard Medical School, a director of the Yale Cancer Center, and a member of the Council on Foreign Relations. Mr. Gilbert is a graduate of Princeton University (magna cum laude). He also received an MBA from New York University (evening sessions) and a MS in Immunology from Rockefeller University (with a focus on cancer). In addition, he is an honorary member of the Class of 2004 at Weill Cornell Medical College. Mr. Gilbert’s current service as Chairman of the Board and Chairman of the Executive Committee and prior service as Chief Executive Officer of the Company, as well as his prior board and executive management experience, allow him to provide in-depth knowledge of the Company and other valuable insight and knowledge to the Board.

Brian G. Cook, age 55, has served as Chief Executive Officer of the Company since February 2020, as President of the Company since June 2020, and as a director of the Company since November 26, 2018. Mr. Cook previously served as Chief Executive Officer and a member of the board of directors at CyFIR from September 2018 until January 2020.  Mr. Cook is currently a director at PTG Technologies. Mr. Cook has held the position of Vice President and General Manager Travel and Transportation at DXC Technology, where he led the integration of CSC’s and Hewlett Packard Enterprise Services transportation division into a single business unit at DXC, creating one of the world’s largest transportation technology services businesses serving airlines, airports, rail and logistics providers. During his 29 years of executive leadership, he has held a number of positions in the travel industry, including Vice President and General Manager, Travel and Transportation at Hewlett Packard, President, SITA Airline Solutions North America, Vice President, SITA Passenger Solutions, and Director, Information Technology at Star Alliance. Mr. Cook’s knowledge of the Company through his service as a director of the Company, as well as his executive leadership and business management experience in the transportation and travel sectors, allow him to bring valuable industry insight and knowledge to the Board.

Paul L. Graziani, age 63, has been a director of the Company since 1997. Mr. Graziani is currently the Chairman of the Audit Committee of the Board.   He currently serves as Chief Executive Officer of Analytical Graphics, Inc. (AGI), a leading producer of commercially available analysis and visualization software for the aerospace, defense, and intelligence communities, a position he has held since January 1989. Until March 2009, he also served as AGI’s President. In recent times, Mr. Graziani has been recognized as “CEO of the Year” by the Philadelphia region’s Eastern Technology Council and the Chester County Chamber of Business and Industry; “Entrepreneur of the Year” regional winner by Ernst & Young; and “Businessman of the Year” by the local Great Valley Regional Chamber of Commerce. Paul is chairman of the boards of AGI, Cesium and OneSky. He serves as vice chairperson of the Federation of Galaxy Explorers (FOGE). He is a director emeritus of the United States Geospatial Intelligence Foundation (USGIF), a member of the board of governors of the Aerospace Industries Association (AIA), and an associate fellow of the American Institute of Aeronautics and Astronautics (AIAA). Paul is also a former member of the board of governors for the Civil Air Patrol (CAP), and today he serves as chairman of the Civil Air Patrol Foundation. In addition, he previously served on the Advisory Board for Penn State Great Valley. And, after fulfilling his board tenure, Paul was elected to the honorary position of life director of The Space Foundation.  Mr. Graziani’s knowledge of the Company through his service as a director of the Company, as well as his experience as CEO of a software company, allows him to bring valuable insight and knowledge to the Board.

Kurt J. Ekert, age 49, has been a director of the Company since September 10, 2009.  Mr. Ekert has been the President and Chief Executive Officer of Carlson Wagonlit Travel (CWT), the world’s leading digital business travel management company, since 2016. Mr. Ekert has more than twenty years’ experience in global travel, tourism and technology, with leadership and governance positions at Travelport, where he was Executive Vice President and Chief Commercial Officer from 2010 to 2016, eNett, GTA, Orbitz Worldwide, Cendant and Continental Airlines. Mr. Ekert is also a director of the World Travel & Tourism Council, an advisor to Freebird Inc., and also serves on the boards of the U.S. Department of Commerce Travel & Tourism Advisory Board and the UNGA Global Partnership to End Violence Against Children.  Mr. Ekert holds a B.S. from the Wharton School at the University of Pennsylvania, an MBA from the University of South Carolina, and saw active duty as a US army officer. Mr. Ekert’s knowledge of the Company through his service as a director of the Company, as well as his executive management and business experience in both travel and technology allow him to bring valuable insight and knowledge to the Board.

Richard L. Haver, age 75, has been a director of the Company since October 8, 2010. Mr. Haver retired from Northrop Grumman Corporation in December 2010 following 10 years of service with Northrop and the TRW component acquired by Northrop in 2002. His position at Northrop Grumman was Vice President for Intelligence Programs. He earned a B.A. degree in History from Johns Hopkins University in 1967. He served on active duty in the U.S. Navy from 1967 to 1973. In 1973, Mr. Haver became a civilian intelligence analyst in the Anti-Submarine Warfare Systems branch at the Naval Intelligence Support Center. In 1976, he was selected as a department head at the Navy Field Operational Intelligence Office (“NFOIO”), and the next year became the Technical Director of the Naval Ocean Surveillance Information Center. He subsequently held the senior civilian position at NFOIO, serving as Technical Director until assuming the position of

Special Assistant to the Director of Naval Intelligence in 1981. He was selected as Deputy Director of Naval Intelligence in June 1985, a position he held until 1989. Mr. Haver was selected by Secretary of Defense Dick Cheney in July 1989 to the position of Assistant to the Secretary of Defense for Intelligence Policy. From 1992 to 1995, he served as the Executive Director for Intelligence Community Affairs. In 1998, he assumed the duties of Chief of Staff of the National Intelligence Council and Deputy to the Assistant Director of Central Intelligence for Analysis and Production. In 1999, Mr. Haver joined TRW as Vice President and Director, Intelligence Programs. He led business development and marketing activities in the intelligence market area for their Systems & Information Technology Group. He also served as liaison to the group's strategic and tactical C3 business units, as well as TRW's Telecommunications and Space & Electronics groups. Mr. Haver was selected by Vice President Cheney to head the Administration's Transition Team for Intelligence and then selected by Secretary of Defense Donald Rumsfeld as the Special Assistant to the Secretary of Defense for Intelligence. He returned to the private sector in 2003. Mr. Haver is now consulting to both government and private industry associated with the national security and intelligence fields, as well as volunteer work, and service on various boards and panels. Mr. Haver’s knowledge of the Company through his service as a director of the Company, as well as his executive management and business experience in the intelligence field, allow him to bring valuable insight and knowledge to the Board.

Robert M. Stafford, age 78, has been a director of the Company since June 12, 2013. Mr. Stafford is currently the Chairman and CEO of Stafford Capital Management, where he has worked since 1986, and the Managing Partner of Pacific Management Ltd., where he has also worked since 1986. Mr. Stafford received a bachelor’s degree from Princeton University in 1963 and an MBA from Stanford Graduate School of Business in 1968. Mr. Stafford’s extensive financial experience allows him to bring valuable insight and knowledge to the Board.

Ronald V. Rose, age 69, has been a director of the Company since December 17, 2014. Mr. Rose now serves as CEO of Value Creation Strategies Holdings, LLC, an investment company focused on value creation through data analytics technologies. Formerly Mr. Rose was the Vice Chairman and CEO, of Decisyon, Inc., a company which accelerates business process improvement through the combination of collaborative business intelligence technologies and IoT analytics. Prior to Decisyon, Mr. Rose served as Senior Vice President of Dell.com at Dell Inc., where he ran a multi-billion-dollar B2B business unit. Prior to Dell, Mr. Rose served as Chief Information Officer of Priceline.com for eleven years during which time the company successfully made the transition from a pre-IPO startup to a multi-billion-dollar global travel company. Mr. Rose began his career at Delta Air Lines focusing on transaction systems. Mr. Rose holds a Bachelor of Science degree from Tulane University and the University of Aberdeen Scotland. Mr. Rose received a Master’s of Science in Information Technology from the Georgia Institute of Technology. Mr. Rose is a private pilot. Mr. Rose’s experience as CEO of a software company in the data analytics and collaborative decision-making technology sector allows him to bring valuable insight and knowledge to the Board.

Michael Schumaecker, age 76, was appointed to the Board of Directors in June 2017. Mr. Schumaecker is a retired partner of Pillsbury Winthrop Shaw Pittman LLP, an international law firm which focuses on the aviation, technology, energy and natural resources, financial services, real estate and construction, and travel and hospitality sectors. Mr. Schumaecker was a member of the law firm’s managing board for over six years and the leader of the law firm’s Finance practice group for over 10 years, a group that included the firm’s Banking, Derivatives, Energy & Infrastructure Projects, Trade Finance and Transportation Finance practices. He has extensive experience in complex cross-border asset-based financings, trade finance, and infrastructure projects, particularly in the aviation and energy industries. Mr. Schumaecker has over 30 years of experience acting as counsel to airlines and lenders in both financial and commercial matters, including aircraft purchases and sales, operating and finance leases, pre-delivery payment financing, receivables financings, airport modernization projects, ticket clearance systems, fleet replacements, joint ventures, debt restructurings and insolvency proceedings. Mr. Schumaecker received a B.A. from Georgetown University and then served as an officer in the U.S. Army. After military service, he earned his J.D. (cum laude) from Brooklyn Law School where he was Editor-in-Chief of the Law Review. He then attended New York University School of Law where he received an LL.M. (corporate law).  Mr. Schumaecker’s extensive experience advising companies in the aviation and energy industries allows him to bring valuable insight and knowledge to the Board.

Michael O. Hulley, age 63, was appointed as a director of the Company on July 8, 2020.  Mr. Hulley is standing for election by our shareholders for the first time.  He brings over 40 years of industry and executive leadership skills. Since January 2019, Mr. Hulley has served as the CEO and Managing Partner of Aileron Strategic Advisors, which provides aviation and management expertise to private equity and consulting firms. Prior to Aileron Strategic Advisors, Mr. Hulley was the CEO of Navtech/Navblue, an Airbus company, from 2009 until his retirement on January 1, 2019. Mr. Hulley led Navtech to an eventual sale to Airbus in February of 2016. From 2002 until 2008, Mr. Hulley was the President and Global Leader of the Transportation Industry at EDS, where he led over 9,000 employees and was responsible for $1.9 billion in annual revenues. Prior to that, he was the Global Vice President and GM of IBM from 1997 until 2002, leading 3,500 employees and managing $2.7 billion in annual turnover. In this role, he won the Lou Gerstner Chairman’s award. Mr. Hulley’s career started at Delta Air Lines and then continued to United Airlines and Galileo International, where he led the Covia Technologies AI Group which was sold to Siemens in 1995. Mr. Hulley completed his undergraduate studies at the University of Memphis in Civil Engineering and was named a DEC Fellow in Artificial Intelligence after attending a fellowship program at MIT and Harvard Universities. He holds executive management certificates from both the Harvard and Columbia Business Schools. Mr. Hulley currently works with non-profits and is a member of several travel and hotel advisory boards and is a former member of the U.S. Department of Transportation’s ITS (Intelligent Transportation Systems) Steering Committee. Mr. Hulley’s extensive experience advising companies in the aviation industry allows him to bring valuable insight and knowledge to the Board.

Board of Directors and Committees

During the fiscal year ended October 31, 2019, the Board of Directors held six regularly scheduled meetings, and had no special meetings. During fiscal year 2019, all the directors except Kurt Ekert attended at least 75% of the aggregate of the total number of Board meetings and total number of Board Committee meetings on which they served.  From time to time, the Board of Directors also acts by unanimous written consent and, during fiscal year 2019, the Board of Directors acted by unanimous written consent two times. Although the Company does not have a policy with regard to director attendance at annual meetings of shareholders, all of the members of the Board of Directors attended the Company’s 2019 Annual Meeting of Shareholders held in April 2019.

Although the Company is not listed on the NASDAQ Stock Market (“NASDAQ”), the Board of Directors has determined, after considering all the relevant facts and circumstances, that Mr. Graziani, Mr. Ekert, Mr. Haver, Mr. Stafford, Mr. Rose, Mr. Schumaecker and Mr. Hulley are each an independent director, as “independence” is defined by applicable NASDAQ listing standards.  Mr. Cook previously was an independent director during fiscal year 2019 under applicable NASDAQ Rules for director independence, but is no longer independent as a result of his appointment as the Company’s CEO on February 12, 2020.

The Board of Directors presently has standing Audit, Compensation, Technology Advisory, and Executive Committees, the current membership and principal responsibilities of which are described below. The Board of Directors does not have a formal Nominating Committee; however, all of the directors who meet the nomination committee independence requirements of the NASDAQ listing standards review and approve all director nominees presented to the Board of Directors. The Board has also determined that Mr. Gilbert and Mr. Cook are not independent under the applicable NASDAQ Rules for nominating committee independence.  Mr. Cook previously was independent under the applicable NASDAQ Rules for nominating committee independence, but is no longer independent as a result of his appointment as the Company’s CEO on February 12, 2020.

Audit Committee

The Board of Directors has appointed an Audit Committee, consisting of the following members: Mr. Graziani, Mr. Ekert, Mr. Haver, Mr. Stafford, and Mr. Schumaecker. Mr. Cook previously was appointed to the Audit Committee, effective February 26, 2019, but stepped down as a member of the Audit Committee in connection with his appointment as the Company’s CEO on February 12, 2020.

The Audit Committee’s responsibilities include the following: approve the independent registered public accounting firm to be retained by the Company; meet with the Company’s independent registered public accounting firm several times annually to review the scope and the results of the annual audit; receive and consider the auditors’ comments as to internal controls, accounting staff, management performance, and procedures performed as well as results obtained in connection with the audit; and periodically review and approve major accounting policies and significant internal control procedures. In addition, the Audit Committee reviews the independence of the independent registered public accounting firm and its fee for services rendered to the Company and discusses with the independent registered public accounting firm any other audit-related matters that may arise during the year. The members of the Audit Committee have been appointed by the Board of Directors. The Board of Directors has determined that all of the Audit Committee members meet the applicable independence requirements of the NASDAQ listing standards.

The Audit Committee held four meetings during fiscal year 2019. The Board of Directors has adopted a Charter to set forth the Audit Committee’s responsibilities. The Audit Committee Charter is available on the Company’s website at www.passur.com/who-we-are-investors-committees.htm.

Report of the Audit Committee:

The purpose of the Audit Committee is to assist our Board of Directors with the oversight of the integrity of the financial statements of the Company, the Company’s compliance with legal and regulatory matters, the independent registered public accounting firm’s qualifications and independence, and the performance of our Company’s independent registered public accounting firm. The Audit Committee oversees the Company’s accounting and financial reporting process and audits of the financial statements of the Company on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion that the financial statements are in conformity with generally accepted accounting principles in the United States.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended October 31, 2019 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee discussed with the Company’s independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and other such matters as are required to be discussed with the independent registered public accounting firm pursuant to Public Company Accounting Oversight Board (“PCAOB”) Accounting Standard No. 1301: Communications with Audit Committees. In addition, the Audit Committee has discussed with the independent registered public accounting firm the auditors’ independence from management. The Company and the Audit Committee have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations and the overall quality of the Company’s financial reporting. The Audit Committee held four meetings during fiscal year 2019.

Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended October 31, 2019, for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to shareholder approval, the selection of the Company’s independent registered public accounting firm.

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

Respectfully submitted,

Paul L. Graziani, Audit Committee Chair

Kurt J. Ekert, Audit Committee Member

Richard L. Haver, Audit Committee Member

Robert M. Stafford, Audit Committee Member

Michael Schumaecker, Audit Committee Member

Brian G. Cook, Audit Committee Member

Compensation Committee

Members: Mr. Ekert, Mr. Stafford, Mr. Rose, Mr. Schumaecker and Mr. Haver.  Mr. Haver was appointed to the Compensation Committee, effective September 6, 2019.

The Compensation Committee determines salaries, bonuses, and incentive compensation for the Company’s executive officers and has authority to recommend awards of stock options, stock bonuses, and other equity-based compensation to executives, employees, and consultants under the Company’s 2009 Stock Incentive Plan, as amended in fiscal years 2017, 2011 and 2010 (the “2009 Plan”), and its 2019 Stock Incentive Plan, effective February 26, 2019, as amended on July 22, 2020 (the “2019 Plan”). The Compensation Committee also determines compensation levels and performs such other functions regarding compensation as the Board of Directors may delegate. The members of the Compensation Committee have been appointed by the Board of Directors. The Board of Directors has determined that all of the Compensation Committee members meet the independence requirements of the applicable NASDAQ listing standards. The Compensation Committee did not hold any formal separate committee meetings during fiscal year 2019. However, during fiscal year 2019, informal discussions with one or more of the Compensation Committee members were held and any actions taken as a result of those discussions were subsequently approved by the Board of Directors. From time to time, the Compensation Committee also acts by unanimous consent and, during fiscal year 2019, the Compensation Committee did not act by unanimous consent. Mr. Ekert has been Chairman of the Compensation Committee since February 24, 2015.

The Company did not employ a compensation consultant during fiscal year 2019.

The Board of Directors has adopted a Charter to set forth the Compensations Committee’s responsibilities. The Compensation Committee Charter is available on the Company’s website at www.passur.com/who-we-are-investors-committees.htm.

Executive Committee

Members: Mr. Gilbert, Mr. Graziani and Mr. Ekert.  Mr. Barry served as a member of the Executive Committee until his resignation from all positions with the Company, effective June 30, 2020.

The Executive Committee was established in October 1998. The Executive Committee’s primary function is to assist management in formulating the Company’s strategy and to perform such other duties as may be designated by the Board of Directors. The Executive Committee held one meeting during fiscal year 2019. Mr. Gilbert has been Chairman of the Executive Committee since February 24, 2015.

Technology Advisory Committee

Members: Mr. Rose, Mr. Graziani, and Mr. Haver.  Mr. Barry served as a member of the Technology Advisory Committee until his resignation from all positions with the Company, effective June 30, 2020.

The Technology Advisory Committee was established in October 2010. The Committee’s primary function is to advise the Company on technology issues that may affect the Company in the future and develop strategies to address these issues. The Technology Advisory Committee reports to the Board of Directors periodically. The Technology Advisory Committee did not hold any meetings during fiscal year 2019. Mr. Rose has been Chairman of the Technology Advisory Committee since April 5, 2017.

Nominating Committee

The Board of Directors does not believe that a separate nominating committee is necessary to ensure proper evaluation of candidates, given the size of the Company. Currently, the Board of Directors performs the functions typical of a nominating committee, including the identification, recruitment, and selection of nominees for election as directors of the Company. Director nominees are evaluated by the Company’s directors who meet the nominating committee independence requirements of the NASDAQ listing standards. The Board has determined that Mr. Gilbert and Mr. Cook are not independent under the applicable NASDAQ Rules for nominating committee independence.  In selecting nominees for the Board of Directors, the Company seeks to identify individuals who have the business background and experience, industry specific knowledge and general reputation, and expertise that would allow them to contribute as effective directors to the Company’s governance, and who are willing to serve as directors of a public company. The Board of Directors has no formal policy on the consideration to be given to diversity in the nomination process, other than to seek candidates who have skills and experience that are appropriate to the position and complementary to those of the other Board members or candidates using the criteria identified above.

The Company does not have a specific policy on shareholder-recommended director candidates. The Board of Directors believes it is appropriate for the Company not to have such a policy because it prefers to identify and evaluate potential candidates on a case-by-case basis. However, the Board of Directors will consider director nominations made by shareholders. The Board of Directors’ process for evaluating directors nominated by shareholders is the same as the process for evaluating any other director nominees. Shareholders wishing to submit director nominee recommendations for the 2021 Annual Meeting of Shareholders should submit such nominee recommendations via registered, certified, or express mail to the Corporate Secretary, Louis J. Petrucelly, PASSUR Aerospace, Inc., One Landmark Square, Stamford, Connecticut 06901, by July 2, 2021. Any such shareholder must meet the minimum eligibility requirements specified in Exchange Act Rule 14a-8 and must submit, within the same time frame for submitting a shareholder proposal required by Rule 14a-8(e): (1) evidence in accordance with Rule 14a-8(e) of compliance with the shareholder eligibility requirements; (2) the written consent of the candidate(s) for nomination as a director; (3) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director; and (4) all information regarding the candidate(s) and the shareholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board of Directors.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that applies to all officers, directors, and employees of the Company regarding their obligations in the conduct of Company affairs. The Company’s Code of Ethics and Business Conduct is available on the Company’s website at www.passur.com.

Shareholder Communications

Our shareholders may communicate directly with the members of the Board of Directors or the individual chairperson of standing Board committees by writing to those individuals at the following address: PASSUR Aerospace, Inc., One Landmark Square, Stamford, Connecticut 06901. The Company’s general policy is to forward, and not intentionally screen, any mail received at the Company’s corporate office that is sent directly to an individual unless the Company believes the communication may pose a security risk.

Board Leadership Structure and Role in Risk Oversight

The positions of Chairman of the Board of Directors and Chief Executive Officer are currently held by different persons. The Board of Directors believes that having a separate Chairman allows the Chief Executive Officer to focus on the day-to-day management of the Company while enabling the Board of Directors to maintain an independent perspective on the activities of the Company and executive management.

The Company’s senior management manages the day-to-day risks facing the Company under the oversight and supervision of the Board of Directors, which oversees the Company’s risk management strategy, focusing on the adequacy of the Company’s risk management and mitigation processes. The Board of Directors’ role in the risk oversight process includes receiving regular reports from senior management on areas of material risk, including operations, financial, legal, regulatory, strategic, and reputational risks. The full Board receives these reports to enable it to understand the Company’s risk identification, risk management, and risk mitigation strategies. While the full Board is ultimately responsible for risk oversight at the Company, the Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls. In performing its functions, the Audit Committee has access to management and is able to engage advisors, if deemed necessary. The Board of Directors receives regular reports from the Audit Committee regarding its areas of focus.

Compensation Committee Interlocks and Insider Participation

None of the current members of the Compensation Committee is an officer or employee of the Company or its subsidiary. During fiscal year 2019, none of the Company’s executive officers served as a director or member of a compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers served as a director or member of our Compensation Committee. No interlocking relationship, as defined by the Securities Exchange

Act of 1934, as amended, exists between the Company’s Board of Directors or Compensation Committee, and the board of directors or compensation committee of any other company.

Executive Officers

The Company’s current executive officers are Mr. Cook, Mr. Petrucelly and Mr. Henne. Mr. Henne was appointed Chief Commercial Officer on September 28, 2020. For information with respect to Mr. Cook, who also serves as a director of the Company, see “Election of Directors – Information Concerning Directors and Nominees,” above.

Louis J. Petrucelly, age 46, joined the Company as Senior Vice President, Chief Financial Officer, Treasurer and Secretary in October 2016. Mr. Petrucelly has more than 20 years of experience in multi-dimensional corporate finance, operations, and accounting. Previously, Mr. Petrucelly spent almost 10 years at FalconStor Software, Inc., a leading software-defined storage data services company, serving most recently as Executive Vice President, Chief Financial Officer, and Treasurer since August 2012. Mr. Petrucelly joined FalconStor Software, Inc. in March 2007 and held several senior financial positions. Prior to FalconStor Software, Inc., Mr. Petrucelly spent time in senior financial positions at both Granite Broadcasting Corporation and PASSUR Aerospace, Inc. He began his career with Ernst & Young, LLP. Mr. Petrucelly received his B.S. from the C.W. Post Campus of Long Island University.

Michael Henne, age 54, was appointed Chief Commercial Officer of the Company in September 2020. Mr. Henne joined PASSUR in May 2020 as Vice President, Sales, having served in executive leadership roles in Operations, Technology, Finance, and Sales in airlines and system integrators around the globe. He has 30 years of experience in aviation and in growing small and large companies, including working with IBM Corporation, DXC Technology, and Delta Air Lines. Mr. Henne has held several positions that bring significant value to PASSUR and our customers, including General Manager – Airport Planning and Performance at Delta, Global Client Executive – Travel & Transportation at IBM, and Travel & Transportation Digital General Manager for DXC. He has a deep understanding of aviation, technology, and information systems and is a passionate client advocate known for anticipating and delivering on opportunities for real and measurable change.

COMPENSATION DISCUSSION AND ANALYSIS COMPENSATION PHILOSOPHY AND OBJECTIVES OF OUR EXECUTIVE COMPENSATION PROGRAM

The Compensation Committee is responsible for setting and monitoring the effectiveness of the compensation provided to the Company’s named executive officers. In its decision-making, the Compensation Committee is guided by a compensation philosophy designed to reward named executive officers for the achievement of business goals and the maximization of shareholder returns. Specific levels of pay and incentive opportunity are determined by the competitive market for executive talent and, where appropriate, the need to invest in the future growth of the business. The compensation program, which provides incentives for named executive officers to achieve the short-term and long-term goals of the Company, comprises four key components: base salary, annual bonus awards, stock option awards, and benefits.

Base Salary – Actual salaries are based on individual performance contributions within a tiered salary range for each position that is established through job evaluation and competitive comparisons.

As part of a series of measures taken by the Company in response to the ongoing global economic challenges and uncertainties attributable to the COVID-19 pandemic, the Compensation Committee approved certain temporary reductions in the annual base salary for certain of the Company’s executive officers, effective as of April 27, 2020, as follows: (i) the annual base salary of Mr. Cook, the Company’s CEO and a director, was reduced from $325,000 to $243,750; (ii) the annual base salary of Mr. Barry, who served as the Company’s President and a director until his resignation from all of his positions with the Company on June 30, 2020, was reduced from $325,000 to $195,000; and (iii) the annual base salary of Mr. Petrucelly, the Company’s Senior Vice President, CFO, Treasurer and Secretary, was reduced from $260,000 to $195,000. Mr. Henne joined the Company in May 2020 and currently receives an annual base salary of $175,000.

Annual Bonus Awards – The Company does not have a formal bonus program for its named executive officers. Bonus awards for named executives are determined by the Compensation Committee on a case-by-case basis and based on Company performance.

Stock Option Awards – The Compensation Committee strongly believes that by providing named executive officers an opportunity to own shares of the Company’s Common Stock, the best interests of shareholders and executives will be closely aligned. The number of outstanding stock options held by our named executive officers as of October 31, 2019, is disclosed in the “Outstanding Equity Awards at Fiscal Year-End 2019” table, below.

Benefits – Executive officers are eligible to participate in benefit programs designed for all full-time employees of the Company. These programs include a 401(k) plan, medical, dental, vision, group life, disability, and accidental death and dismemberment insurance. During fiscal year 2019, Mr. Barry was provided with a vehicle for business and personal use.

Analysis of Fiscal Year 2019 Compensation Decisions

The Compensation Committee determines eligibility for annual salary increases and bonus awards for the Company’s named executives, which are not determined pursuant to a specific formula but are based upon its evaluation of overall performance, compensation levels provided to other Company executives, and years of service with the Company. For fiscal years 2019 and 2018, Mr. Barry, who served as the Company’s Chief Executive Officer until February 2020, was paid an annual rate of $325,000.

The following table sets forth the compensation of the Company’s named executive officers for fiscal years 2019 and 2018.

Name and principal position	Fiscal Year	Salary		Bonus	Stock awards	Stock option awards (1)	Non-equity incentive plan compensation (2)	Change in pension value and nonqualified deferred compensation earnings	All other compensation (3)	Total

James T. Barry (4)	2019	$ 325,000		-	-	-	-	-	$ 8,400	$ 333,400
President and	2018	$ 325,000		-	-	-	-	-	$ 7,500	$ 332,500
Former Chief Executive Officer
(Principal Executive
Officer)
(until June 30, 2020)

Louis J. Petrucelly	2019	$ 260,000		-	-	-	-	-	-	$ 260,000
Senior Vice President,	2018	$ 260,000		-	-	-	-	-	-	$ 260,000
Chief Financial
Officer, Treasurer and
Secretary
(Principal Financial
Officer)

John F. Thomas	2019	$ 144,263	(5)	-	-	384,072	-	-	-	$ 528,335
Former Executive Vice Chairman	2018	$ -		-	-	-	-	-	-	$ -
(since August 2019 and until April 30, 2020)

G.S. Beckwith Gilbert	2019	$ 277,404	(6)	-	-	-	-	-	-	$ 277,404
Former Executive Chairman	2018	$ 325,000		-	-	-	-	-	-	$ 325,000
(until August 2019)

Timothy P. Campbell	2019	$ 273,438		-	-	-	-	-	-	$ 273,438
Former Chief Operating Officer	2018	$ 325,000		-	-	-	-	-	-	$ 325,000
(until August 2019)

(1)Represents the grant date fair value of stock options in accordance with FASB ASC Topic 718, rather than an amount paid to, or realized by, the named executive officer. In fiscal year 2019, Mr. Thomas was awarded stock options under the 2019 Plan to purchase 180,000 shares of the Company’s Common Stock at an exercise price of $1.45 per share, 100,000 shares of the Company’s Common Stock at an exercise price of $2.45 per share and 100,000 shares of the Company’s Common Stock at an exercise price of $3.45 per share, with a grant date fair value of $384,072. The amounts for these stock option awards were granted to Mr. Thomas based upon an overall compensation package upon Mr. Thomas’s appointment as Executive Vice Chairman of the Board in August 2019. See “Stock-Based Compensation” in Note 1 to the consolidated financial statements in the Company’s Form 10-K for the fiscal year ended October 31, 2019, for assumptions made in calculating these amounts. All of Mr. Thomas’ unexercised options were cancelled upon his resignation from the Company, effective April 30, 2020.

(2)Represents cash awards.

(3)Represents the personal use portion of a Company vehicle.

(4)Mr. Barry served as the Company’s Chief Executive Officer until February 12, 2020.  He continued to serve as President and as a director of the Company until he resigned from all of his positions with the Company, effective June 30, 2020.

(5)Represents compensation paid to Mr. Thomas as Vice Chairman of the Board through August 12, 2019 in the amount of $68,666, compensation paid as Executive Vice Chairman of the Board from August 12, 2019 in the amount of $74,597, and director fees of $1,000. In connection with his services as Executive Vice Chairman of the Board, effective August 12, 2019, Mr. Thomas received a fee at an annual rate of $325,000 payable monthly while he was serving in that position. Prior to his appointment as Executive Vice Chairman of the Board, Mr. Thomas received a fee at an annual rate of $100,000, payable monthly for his services as Vice Chairman of the Board while he was serving in that position, as well as for providing global customer engagement advice and support to the Company, in addition to meeting fees. Mr. Thomas resigned from all of his positions with the Company, effective April 30, 2020.

(6)Represents compensation paid to Mr. Gilbert as Executive Chairman of the Board through August 12, 2019 in the amount of $256,250, and compensation paid as Non-Executive Chairman of the Board from August 12, 2019 in the amount of $21,154.  Since his appointment as Non-Executive Chairman of the Board, effective August 12, 2019, Mr. Gilbert has received $100,000 per year in recognition of his contributions to the Company, including assistance with respect to the Company’s growth opportunities and customer relationships, as well as for his services as Non-Executive Chairman of the Board, and in lieu of meeting fees. For fiscal year 2018, Mr. Gilbert received $325,000 for his services as Executive Chairman of the Board.

FISCAL YEAR 2019 GRANTS OF PLAN-BASED AWARDS

Mr. Thomas is the only named executive officer who was awarded stock options during fiscal year 2019.  During fiscal year 2019, the Company did not have an employment agreement with any named executive officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2019

Name	Number of Securities underlying unexercised stock options - exercisable		Number of securities underlying unexercised stock options - unexercisable (1)		Equity incentive plan awards: number of securities underlying unexercised unearned stock options (#)	Stock option exercise price ($)	Stock option grant date	Stock option expiration date

Louis J. Petrucelly	60,000		40,000		-	$ 3.60	10/17/2016	10/16/2026
Senior Vice President,
Chief Financial Officer,
Treasurer and Secretary

John F. Thomas	16,000	(2)	64,000	(3)	-	$ 1.45	11/26/2018	11/25/2028
Former Executive Vice Chairman	-		100,000	(3)	-	$ 1.45	8/12/2019	8/11/2029
(since August 2019 and until April 30, 2020)	-		100,000	(3)	-	$ 2.45	8/12/2019	8/11/2029
	-		100,000	(3)	-	$ 3.45	8/12/2019	8/11/2029

Timothy P. Campbell	40,000		60,000		-	$ 2.85	8/16/2017	8/15/2027
Former Chief Operating
Officer (until August 2019)

(1)All stock options held by named executive officers above are exercisable ratably over a five-year period following the applicable grant date. Stock options expire after the tenth anniversary of the grant date. No unvested stock awards or other equity incentive plan awards (other than stock options) for named executive officers were outstanding at the end of fiscal year 2019. Mr. Barry did not have any stock option grants outstanding at the end of fiscal year 2019.

(2)Options representing 16,000 shares were exercised by Mr. Thomas in December 2019.

(3)All of Mr. Thomas’ unexercised options were cancelled upon his resignation from the Company, effective April 30, 2020.

PENSION BENEFITS AND NONQUALIFIED DEFERRED COMPENSATION

The Company does not maintain any defined benefit pension plans or nonqualified deferred compensation plans for its named executive officers.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

All named executive officers of the Company are employed on an at-will basis. There are no contracts, agreements, plans, or arrangements that provide for payments to a named executive officer at, following, or in connection with any termination or change in the named executive officer’s responsibilities, except as described below.

The Company has entered into a change of control agreement with Mr. Petrucelly that entitles him to twelve months’ base salary in the event that within twelve months following a change of control, his employment is terminated by the Company other than for “cause” or by Mr. Petrucelly for “good reason” (in each case, as defined in the agreement). Under the terms of Mr. Petrucelly’s change in control agreement with the Company, the following events constitute a change in control: (1) any person becomes the beneficial owner of the Company’s securities representing 50% or more of the total voting power represented by the Company’s outstanding voting securities pursuant to a transaction that the Board does not approve; (2) any merger or consolidation of the Company, other than a merger or consolidation resulting in the Company’s voting securities outstanding immediately prior to such transaction continuing to represent at least 50% of the total voting power represented by the voting securities of the Company or the surviving entity, as the case may be, outstanding immediately after such transaction; or (3) a change in the composition of the Board resulting in less than a majority of the directors being Incumbent Directors.  “Incumbent Directors” are defined as directors who either (A) are directors of the Company as of the date of the change of control agreement or (B) are elected or nominated for election to the Board with the affirmative votes of at least a majority of Incumbent Directors, or by a committee of the Board made up of at least a majority of the Incumbent Directors (but excluding any individual whose election or nomination is in connection with an actual or threatened proxy contest).

Certain named executive officers of the Company have been granted stock option awards under the 2009 Plan or the 2019 Plan, as described herein. Under each of the 2009 Plan and the 2019 Plan, in the event of a “Change of Control” (as defined in the applicable Plan), all outstanding stock options awarded under such Plan shall become fully exercisable and vested.

On February 12, 2020, in connection with Mr. Cook’s appointment as CEO of the Company, the Company entered into an employment agreement with Mr. Cook (the “Cook Employment Agreement”). Pursuant to the Cook Employment Agreement, Mr. Cook was awarded stock options under the 2019 Plan to purchase 500,000 shares of the Company’s Common Stock, which vest ratably over a five-year period.

Pursuant to the Cook Employment Agreement, in the event of a termination of Mr. Cook’s employment during the employment term for any reason (including due to death or disability), or after the expiration of the term, Mr. Cook (or his estate) will be entitled to all accrued and unpaid base salary through the date of termination, any earned but unpaid annual bonus in respect to any fiscal year completed prior to the date of termination, any accrued but unpaid benefits under the Company’s employee benefit plans through the date of termination, and any unpaid expense reimbursement through the date of termination (collectively, the “Accrued Obligations”).

In the event of a termination of Mr. Cook’s employment before the expiration of the term other than for “Cause” (as defined in the Cook Employment Agreement) or due to disability, subject to Mr. Cook signing a release in customary form, he will be entitled to the Accrued Obligations, plus a cash severance benefit equal to the total of Mr. Cook’s then current annual base salary that would have been payable, but for such termination, during the 12-month period following the date of termination (the “Severance Period”), payable in substantially equal proportionate installments during the Severance Period. Mr. Cook will also be entitled to continued participation during the Severance Period in all welfare benefit plans that cover Mr. Cook (and his eligible dependents), to the extent available to former employees of the Company. In addition, if less than 200,000 stock options (of the 500,000 stock options granted to Mr. Cook in connection with his appointment as CEO) have vested prior to the date of termination, then a number of Mr. Cook’s then outstanding unvested stock options will immediately become fully vested and exercisable, so that a total of 200,000 stock options shall have become vested, effective as of the date of termination. The balance of Mr. Cook’s unvested options will be cancelled.

In the event of a termination of Mr. Cook’s employment other than for “Cause” or due to disability within six months following a “Change in Control” (as defined in the Cook Employment Agreement), subject to Mr. Cook signing a release in customary form, he will be entitled to the same payments and benefits as in the event of a termination before the expiration of the Term other than for “Cause” or due to death or disability, except that all of Mr. Cook’s then outstanding unvested stock options will be accelerated and will immediately become fully vested and exercisable, effective as of the date of termination.

DIRECTOR COMPENSATION

Directors who are not employees of the Company are paid $500 for each Board of Directors and committee meetings attended in person, except for Mr. Gilbert, who has received $100,000 per year for his services as Non-Executive Chairman of the Board, in lieu of receiving meeting fees. Mr. Barry, who served as President and a director of the Company until his resignation in June 2020, did not receive meeting fees or other compensation for his service as a director of the Company.  Directors are reimbursed for expenses they incur to attend meetings of the Board of Directors and its committees.

Since his appointment as Non-Executive Chairman of the Board of Directors, effective August 12, 2019, Mr. Gilbert has received $100,000 per year in recognition of his contributions to the Company, including assistance with respect to the Company’s growth opportunities and customer relationships, as well as for his services as Non-Executive Chairman of the Board, in lieu of meeting fees received by the other non-employee directors. For fiscal year 2018, Mr. Gilbert received $325,000 for his services as Executive Chairman of the Board. As part of a series of measures taken by the Company in response to the ongoing global economic challenges and uncertainties attributable to the COVID-19 pandemic, Mr. Gilbert’s compensation for his services as Non-Executive Chairman of the Board has been reduced from $100,000 per year to $50,000 per year, effective as of April 27, 2020.

Mr. Graziani was awarded stock options to purchase 30,000 shares of the Company’s Common Stock to compensate him for his service on the Board of Directors on April 16, 2002. On September 12, 2005, Mr. Graziani was awarded stock options to purchase 25,000 shares of the Company’s Common Stock to compensate him for his service on the Executive Committee. On April 13, 2006, to compensate Mr. Graziani for his services as Chairman of the Audit Committee, Mr. Graziani was awarded stock options to purchase an additional 25,000 shares of the Company’s Common Stock. Each of Mr. Graziani’s stock option awards were granted under the Company’s 1999 Stock Incentive Plan, which expired on March 22, 2009.  All of the aforementioned stock options vested ratably over a three-year period and were exercised during fiscal year 2010.

Mr. Ekert was awarded stock options under the 2009 Plan to purchase 30,000 shares of the Company’s Common Stock, which vested ratably over a five-year period, upon joining the Board of Directors on September 14, 2009. The 30,000 stock option award was granted to Mr. Ekert pursuant to the Company’s practice of granting stock options to a new director upon joining the Board of Directors. The aforementioned options expired unexercised on September 14, 2019.  On April 5, 2017, to compensate Mr. Ekert for his services as Chairman of the Compensation Committee, Mr. Ekert was awarded stock options under the 2009 Plan to purchase an additional 30,000 shares of the Company’s Common Stock. Of the aforementioned stock options, 12,000 stock options were vested and 18,000 stock options were unvested as of October 31, 2019.

Mr. Haver was awarded stock options under the 2009 Plan to purchase 30,000 shares of the Company’s Common Stock, which vested ratably over a five-year period, upon joining the Board of Directors on October 8, 2010. The 30,000 stock option award was granted to Mr. Haver pursuant to the Company’s practice of granting stock options to a new director upon joining the Board of Directors. The aforementioned stock options are fully vested and outstanding.

Mr. Stafford was awarded stock options under the 2009 Plan to purchase 30,000 shares of the Company’s Common Stock, which vested ratably over a five-year period, upon joining the Board of Directors on June 12, 2013. The 30,000-stock option award was granted to Mr. Stafford pursuant to the Company’s practice of granting stock options to a new director upon joining the Board of Directors.  The aforementioned stock options are fully vested and outstanding.

Mr. Rose was awarded stock options under the 2009 Plan to purchase 30,000 shares of the Company’s Common Stock, which vested ratably over a five-year period, upon joining the Board of Directors on December 17, 2014. The 30,000 stock option award was granted to Mr. Rose pursuant to the Company’s practice of granting stock options to a new director upon joining the Board of Directors. On April 5, 2017, to compensate Mr. Rose for his services as Chairman of the Technology Committee, Mr. Rose was awarded stock options under the 2009 Plan to purchase an additional 30,000 shares of the Company’s Common Stock. Of the aforementioned stock options, 36,000 stock options were vested and 24,000 stock options were unvested as of October 31, 2019.

Mr. Schumaecker was awarded stock options under the 2009 Plan to purchase 30,000 shares of the Company’s Common Stock, which vest ratably over a five-year period, upon joining the Board of Directors on June 21, 2017. The 30,000 stock option award was granted to Mr. Schumaecker pursuant to the Company’s practice of granting stock options to a new director upon joining the Board of Directors. Of the aforementioned stock options, 12,000 stock options were vested and 18,000 stock options were unvested as of October 31, 2019.

Mr. Thomas, who served as Executive Vice Chairman of the Board of Directors from August 12, 2019 until his resignation in April 2020, received a fee at an annual rate of $325,000 for his services as Executive Vice Chairman, payable monthly while he was serving in that position.  Prior to his appointment as Executive Vice Chairman, Mr. Thomas received  a fee at an annual rate of $100,000 as Vice Chairman of the Board, payable monthly while he was serving in that position, for providing global customer engagement advice and support to the Company, in addition to meeting fees.  Mr. Thomas was awarded stock options under the 2009 Plan to purchase 30,000 and 50,000 shares of the Company’s Common Stock, each of which vest ratably over a five-year period, upon joining the Board of Directors on November 26, 2018. The 30,000 stock option award was granted to Mr. Thomas pursuant to the Company’s practice of granting stock options to a new director upon joining the Board of Directors. The 50,000 stock option award was granted to Mr. Thomas for his service as Vice-Chairman of the Company. Mr. Thomas was awarded stock options under the 2019 Plan to purchase 300,000 shares of the Company’s Common Stock, which vest ratably over a five-year period, upon assuming the position of Executive Chairman of the Board of Directors on August 12, 2019.  The 300,000 stock option award was granted to Mr. Thomas for his service as Executive Vice Chairman of the Company.  Of the 300,000 stock options, 100,000 options are exercisable at an exercise price of $1.45 per share, 100,000 options are exercisable at an exercise price of $2.45 per share, and 100,000 options are exercisable at an exercise price of $3.45 per share.  Of the aforementioned stock options, no stock options were vested and 380,000 stock options were unvested as of October 31, 2019.  On November 26, 2019, 16,000 of the options granted on November 26, 2018 became vested and, in December of 2019, Mr. Thomas exercised those options resulting in the issuance of 16,000 shares. All of Mr. Thomas’ unexercised options were cancelled upon his resignation from the Company, effective April 30, 2020.

Mr. Cook was awarded stock options under the 2009 Plan to purchase 30,000 shares of the Company’s Common Stock, which vest ratably over a five-year period, upon joining the Board of Directors on November 26, 2018. The 30,000 stock option award was granted to Mr. Cook pursuant to the Company’s practice of granting stock options to a new director upon joining the Board of Directors. Of the aforementioned stock options, no stock options were vested and 30,000 stock options were unvested as of October 31, 2019.  In connection with his appointment as CEO, on February 12, 2020, Mr. Cook was awarded stock options under the 2019 Plan to purchase 500,000 shares of the Company’s Common Stock, which will vest ratably over a five-year period and are exercisable at the following exercise prices: 100,000 options have an exercise price of $1.05 per share, 100,000 options have an exercise price of $2.00 per share, 100,000 options have an exercise price of $2.50 per share, 100,000 options have an exercise price of $3.00 per share, and the remaining 100,000 options have an exercise price of $3.50 per share. All of the 500,000 stock options currently remain unvested.

Mr. Hulley, who was appointed as a director of the Company in July 2020, was awarded stock options under the 2019 Plan to purchase 30,000 shares of the Company’s Common Stock, which will vest in equal installments over a five-year period, with the first installment vesting on January 8, 2022 and remaining installments vesting on July 8, 2022, July 8, 2023, July 8, 2024 and July 8, 2025.  The options are exercisable at an exercise price of $0.28 per share.  All of the stock options currently remain unvested.

FISCAL YEAR 2019 DIRECTORS’ COMPENSATION

Name	Compensation		Stock Awards	Stock option awards (1)		Total

G.S. Beckwith Gilbert	$ 277,404	(2)	$ -	$ -		$ 277,404
John F. Thomas	$ 144,263	(3)	$ -	$ 384,072	(4)	$ 528,335
Paul L. Graziani	$ 1,000		$ -	$ -		$ 1,000
Kurt J. Ekert	$ 500		$ -	$ -		$ 500
Richard L. Haver	$ 2,000		$ -	$ -		$ 2,000
Robert M. Stafford	$ 1,000		$ -	$ -		$ 1,000
Ronald V. Rose	$ -		$ -	$ -		$ -
Michael P. Schumaecker	$ 1,500		$ -	$ -		$ 1,500
Brian G. Cook	$ 1,500		$ -	$ 33,286	(5)	$ 34,786

(1)Stock option awards represent the grant date fair value of stock options in accordance with FASB ASC Topic 718, rather than an amount paid to, or realized by, the named director.  As of October 31, 2019, the following directors had outstanding the specified number of stock option awards: (a) Mr. Thomas: 380,000; (b) Mr. Ekert: 30,000; (c) Mr. Haver: 30,000; (d) Mr. Stafford: 30,000; (e) Mr. Rose: 60,000; (f) Mr. Schumaecker: 30,000; and (g) Mr. Cook: 30,000.

(2)Represents cash compensation paid to Mr. Gilbert as Executive Chairman of the Board through August 12, 2019 in the amount of $256,250, or $325,000 per year, and cash compensation paid to him as Non-Executive Chairman of the Board from August 12, 2019 in the amount of $21,154, or $100,000 per year.

(3)Represents (i) cash compensation paid to Mr. Thomas as Vice Chairman of the Board through August 12, 2019 in the amount of $68,666, or at an annual rate of $100,000, payable monthly while he was serving in that position and (ii) cash compensation paid to him as Executive Vice Chairman of the Board from August 12, 2019 in the amount of $74,597, or at an annual rate of $325,000, payable monthly while he was serving in that position, and director fees of $1,000.  Mr. Thomas resigned from all of his positions with the Company, effective April 30, 2020.

(4)Represents an aggregate of 380,000 stock options awarded to Mr. Thomas during fiscal year 2019, consisting of (i) 80,000 stock options granted under the 2009 Plan in connection with his appointment as a director and as Vice Chairman of the Board, effective November 28, 2018, and (ii) 300,000 stock options granted under the 2019 Plan in connection with his appointment as Executive Vice Chairman of the Board, effective January 12, 2019.  All of Mr. Thomas’ unexercised options were cancelled upon his resignation from the Company, effective April 30, 2020.

(5)Represents 30,000 stock options awarded to Mr. Cook under the 2009 Plan in connection with his appointment as a director of the Company, effective November 26, 2018.  In connection with his appointment as the Company’s CEO, on February 12, 2020, Mr. Cook was awarded stock options under the 2019 Plan to purchase up to 500,000 shares of the Company’s Common Stock.

Security Ownership of Management

The following table sets forth the number of shares of the Company’s Common Stock, $0.01 par value, beneficially owned, as of October 15, 2020, by each director of the Company, each nominee for director of the Company, each named executive officer of the Company, and all directors and executive officers of the Company, as a group. Unless otherwise indicated below, each person indicated in the table has sole voting and investment power with respect to all shares included therein.

Name of beneficial owner	Amount and nature of beneficial ownership		Percent of class (1) (2)

G.S. Beckwith Gilbert	4,092,563	(3)	53.1
Paul L. Graziani	110,000		1.4
Kurt J. Ekert	18,000	(4)	*
Richard L. Haver	30,000	(5)	*
Robert M. Stafford	394,900	(6)	5.1
Ronald V. Rose	124,950	(7)	1.6
Michael P. Schumaecker	18,000	(8)	*
James T. Barry (13)	273,136		3.5
Louis J. Petrucelly	80,000	(9)	1.0
John F. Thomas (10)	16,000	(10)	*
Brian G. Cook	12,000	(11)	*
Timothy P. Campbell (12)	60,000	(12)	*
Michael O. Hulley (14)	-		*
Michael Henne (15)	-		*
Directors and officers as a group	5,229,549		65.3

(1)For the purposes of this table, “percent of class” held by each person has been calculated based on a total class equal to the sum of (i) 7,712,091 shares of Common Stock issued and outstanding on October 15, 2020, plus (ii) for such person the number of shares of Common Stock subject to stock options or warrants presently exercisable, or exercisable within 60 days after October 15, 2020, held by that person.

(2)* Represents less than 1% of class.

(3)Mr. Gilbert has shared voting and investment power with respect to 70,000 shares included in the above table.

(4)Includes 18,000 stock options that are exercisable out of an aggregate 30,000 granted to Mr. Ekert.

(5)Includes 30,000 stock options that are exercisable out of an aggregate 30,000 granted to Mr. Haver.

(6)Includes (i) 30,000 stock options that are exercisable out of an aggregate 30,000 granted to Mr. Stafford; and (ii) 250,000 shares held by Pacific Asset Partners where Mr. Stafford is the General Partner. Mr. Stafford disclaims beneficial ownership of the securities held by Pacific Asset Partners, except to the extent of his respective equity interest therein.

(7)Includes 48,000 stock options that are exercisable out of an aggregate 60,000 granted to Mr. Rose.

(8)Includes 18,000 stock options that are exercisable out of an aggregate 30,000 granted to Mr. Schumaecker

(9)Includes 60,000 stock options that are exercisable and 20,000 stock options that are exercisable within 60 days out of an aggregate 100,000 granted to Mr. Petrucelly.

(10)Mr. Thomas served as Executive Vice Chairman of the Board during fiscal year 2019.  He was awarded an aggregate 380,000 stock options during fiscal year 2019.  In December 2019, Mr. Thomas exercised stock options to purchase 16,000 shares of Common Stock.  His unexercised options were cancelled upon his resignation from the Company, effective April 30, 2020.

(11)Includes 6,000 stock options that are exercisable and 6,000 stock options that are exercisable within 60 days out of an aggregate 30,000 granted to Mr. Cook upon his appointment to the Board of Directors in November 2018. In connection with his appointment as the Company’s CEO, on February 12, 2020, Mr. Cook was awarded 500,000 stock options, which will vest ratably over a five-year period and all of which currently remain unvested.

(12)Includes 60,000 stock options that are exercisable out of an aggregate of 100,000 granted to Mr. Campbell.  Mr. Campbell was Chief Operating Officer of the Company through August 12, 2019.

(13)Mr. Barry served as Chief Executive Officer, President and a director of the Company during fiscal year 2019.  He served as CEO until February 12, 2020 and continued to serve as President and a director until he resigned from all of his positions with the Company, effective June 30, 2020.

(14)Mr. Hulley was appointed as a director of the Company on July 8, 2020. In connection with his appointment as a director, Mr. Hulley was awarded 30,000 stock options, which will vest in equal installments over a five-year period, with the first installment vesting on January 8, 2022 and remaining installments vesting on July 8, 2022, July 8, 2023, July 8, 2024 and July 8, 2025.  All of the stock options currently remain unvested.

(15)Mr. Henne joined the Company on May 4, 2020 and was appointed Chief Commercial Officer of the Company on September 29, 2020.  In connection with his employment, in May 2020, Mr. Henne was awarded 40,000 stock options, which will vest ratably over a five-year period and all of which currently remain unvested.

Security Ownership of Certain Beneficial Owners

The following table sets forth information with respect to the only persons who, to the best knowledge of the Company as derived from such person’s filings with the Securities and Exchange Commission, beneficially owned more than 5% of the Common Stock of the Company as of October 15, 2020. Unless otherwise indicated below, each person included in the table has sole voting and investment power with respect to all shares included therein.

Title of class	Name and address of beneficial owners	Amount and nature of ownership	Percent of class (1)

Common Stock	G.S. Beckwith Gilbert One Landmark Square, Suite 1900 Stamford, CT 06901	4,092,563 (2)	53.1

Common Stock	Robert M. Stafford One Landmark Square, Suite 1900 Stamford, CT 06901	394,900 (3)	5.1

(1)For the purposes of this table, “Percent of Class” held by each person has been calculated based on a total class equal to the sum of (i) 7,712,091 shares of Common Stock issued and outstanding on October 15, 2020, plus (ii) for such person the number of shares of Common Stock subject to stock options or warrants presently exercisable, or exercisable within 60 days after October 15, 2020, held by that person.

(2)Mr. Gilbert has shared voting and investment power with respect to 70,000 shares included in the above table.

(3)Includes (i) 30,000 stock options that are exercisable out of an aggregate 30,000 granted to Mr. Stafford; and (ii) 250,000 shares held by Pacific Asset Partners where Mr. Stafford is the General Partner. Mr. Stafford disclaims beneficial ownership of the securities held by Pacific Asset Partners, except to the extent of his respective equity interest therein.

Advisory Vote on Executive Compensation and on the Frequency of the Advisory Vote on Executive Compensation

At our 2019 Annual Meeting of shareholders, as required by Section 14A of the Securities Exchange Act of 1934, as amended, we held an advisory vote on our executive compensation, commonly referred to as “say-on-pay.”  Over 94% of the shares voted at our 2019 Annual Meeting of shareholders approved our say-on-pay proposal.  As a result of the strong shareholder support, the Compensation Committee determined not to make any significant changes to our compensation practices for 2019.

At our 2016 Annual Meeting of shareholders, as required by Section 14A of the Securities Exchange Act of 1934, as amended, we held an advisory vote on our executive compensation, commonly referred to as “say-on-pay.”  Over 99% of the shares voted at our 2016 Annual Meeting of shareholders approved our say-on-pay proposal.  As a result of the strong shareholder support, the Compensation Committee determined not to make any significant changes to our compensation practices for 2018.

At our 2013 Annual Meeting of shareholders, as required by Section 14A of the Securities Exchange Act of 1934, as amended, we held an advisory vote on whether to hold a say-on-pay vote every one, two, or three years, which is commonly referred to as “say-on-frequency.” Over 94% of the shares voted at our 2013 Annual Meeting of shareholders approved voting on a three-year basis. Pursuant to Rule 14a-21(b), promulgated under the Securities Exchange Act of 1934, as amended, the Company will present its next say-on-frequency vote in its proxy for the 2022 Annual Meeting of shareholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has entered into a debt agreement with G.S. Beckwith Gilbert, the Company’s Non-Executive Chairman and significant shareholder. During fiscal year 2019, the Company paid interest to Mr. Gilbert of $516,000, representing interest incurred through July 31, 2019. As of October 31, 2019, the Company’s notes payable balance included accrued interest on the loan agreement of $200,000, representing interest incurred during the fourth quarter of 2019. During fiscal year 2019, Mr. Gilbert loaned the Company an additional $2,100,000 to primarily fund the Company’s near-term investment strategy to enhance the Company’s technology platform, in the form of software development personnel, third-party contractors, and PASSUR Network infrastructure support. As of October 31, 2019, the loan balance totaled $8,150,000. Subsequent to October 31, 2019, Mr. Gilbert loaned the Company an additional $1,435,000. As of September 30, 2020, the total amount outstanding to Mr. Gilbert was $10,611,000, which includes principal and interest.

During fiscal year 2018, the Company paid interest to Mr. Gilbert of $336,000, representing the entire fiscal year 2018 interest due, thereby meeting the payment requirements of the loan agreement. During fiscal year 2018, Mr. Gilbert loaned the Company an additional $2,250,000 to primarily fund the Company’s near-term investment strategy to enhance the Company’s technology platform, in the form of software development personnel, third-party contractors, and PASSUR Network infrastructure support. As of October 31, 2018, the loan balance totaled $6,050,000.

On January 27, 2020, the Company entered into the Sixth Debt Extension Agreement with Mr. Gilbert, effective January 27, 2020, pursuant to which the Company and Mr. Gilbert agreed to modify certain terms and conditions of the existing debt agreement with Mr. Gilbert (the “Existing Gilbert Note”). The maturity date of the Existing Gilbert Note was due on November 1, 2020, and the total amount of principal and interest due for the fourth quarter of fiscal year 2019 and first quarter of fiscal year 2020 and owing as of January 27, 2020, was $9,071,000. Pursuant to the Sixth Debt Extension Agreement, the Company issued a sixth replacement note (the “Sixth Replacement Note”) to Mr. Gilbert in the amount of $9,071,000, equal to a principal of $8,670,000 and accrued interest of $401,000, and cancelled the Existing Gilbert Note. The Company agreed to pay accrued interest equal to $401,000, included in the Sixth Replacement Note, at the time and on the terms set forth in the Sixth Replacement Note. Under the terms of the Sixth Replacement Note, the maturity date was extended to November 1, 2021, and the annual interest rate remained at 9 3/4%. Interest payments under the Sixth Replacement Note shall be made annually on October 31st of each year. The note payable is secured by the Company’s assets.

The Company has received a commitment from Mr. Gilbert, dated January 27, 2020, that if the Company, at any time, is unable to meet its obligations through January 27, 2021, Mr. Gilbert will provide the necessary continuing financial support to the Company in order for the Company to meet such obligations. Such commitment for financial support may be in the form of additional advances or loans to the Company, in addition to the deferral of principal and/or interest payments due on the existing loans, if deemed necessary. The note payable is secured by the Company’s assets.

II. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S APPOINTMENT

The Audit Committee has appointed BDO USA, LLP, to audit the Company’s consolidated financial statements for the fiscal year ending October 31, 2020, subject to the ratification of such appointment by the shareholders at the Annual Meeting. Such firm has no financial interest, either direct or indirect, in the Company. The Board of Directors anticipate that representatives from BDO USA, LLP, will attend the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

The affirmative vote of a majority of the shares of Common Stock represented at the meeting and entitled to vote is required to ratify the appointment of BDO USA, LLP, as the Company’s independent registered public accounting firm. The Audit Committee is directly responsible for the appointment and retention of the Company’s independent registered public-accounting firm. Although ratification by shareholders is not required by the Company’s organizational documents or other applicable law, the Audit Committee has determined that requesting the shareholders to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm is a matter of good corporate practice. If shareholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain BDO USA, LLP, but may still retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.

Audit and Audit Related Fees

The aggregate fees billed to the Company for the fiscal years ended October 31, 2019, and 2018, respectively, by the Company’s independent registered public-accountants, BDO USA, LLP, are as follows:

	2019	2018

Audit fees	$ 296,501	$ 242,101
Audit related fees	$ -	$ -
Tax fees	$ 30,313	$ 33,181
All other fees	$ -	$ -
Total	$ 326,814	$ 275,282

Audit Fees:

Fees billed to the Company by BDO USA, LLP, relate to the services rendered for (i) the audit of the Company’s annual financial statements set forth in the Company’s Annual Report on Form 10-K and (ii) the review of the Company’s quarterly financial statements set forth in the Company’s Quarterly Report on Form 10-Q for fiscal years ended October 31, 2019, and 2018, respectively.

Audit Related Fees:

There were no audit related fees billed to the Company by BDO USA, LLP, during fiscal years 2019 and 2018.

Tax Fees:

Tax fees billed to the Company for fiscal years 2019 and 2018 are comprised of fees for preparing federal and state tax returns and related tax compliance matters. The Audit Committee has considered whether the provision of non-audit fees for services is compatible with maintaining BDO USA, LLP’s independence.

All Other Fees:

There were no other fees paid to BDO USA, LLP in fiscal years 2019 and 2018.

Audit Committee’s Pre-Approval Policies and Procedures

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting the compensation for, and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to review and pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services.

Prior to engagement of the independent registered public accounting firm, the Audit Committee will pre-approve all auditing services and all permitted non-audit services (including the fees and terms thereof), except those not requiring pre-approval based upon the de minimis exception set forth in Section 202(i)(1)(b) of the Sarbanes-Oxley Act of 2002, to be performed by the registered public accounting firm, to the extent required by law, according to established procedures. The Audit Committee may delegate to one or more Audit Committee members the authority to grant pre-approvals for audit and permitted non-audit services to be performed by the registered public accounting firm, provided that the decisions of such members to grant pre-approvals will be presented to the full Audit Committee at its next regularly scheduled meeting.

All of the services provided by BDO USA, LLP, as described above were approved by the Company’s Audit Committee.

Abstentions and non-broker votes will have no effect on the outcome of this proposal. Unless otherwise directed, the persons named in the accompanying form of proxy intend to vote at the Annual Meeting “FOR” ratification of BDO USA, LLP, as the Company’s independent registered public accountants. THE BOARD OF DIRECTORS

UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF BDO USA, LLP, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

OTHER BUSINESS

The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment.

PROPOSALS OF SHAREHOLDERS

Pursuant to SEC Rule 14a-8, shareholder proposals intended for inclusion in our fiscal year 2020 proxy statement and to be acted upon at our 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”), must be received by us at our executive offices at One Landmark Square, Stamford, Connecticut 06901, Attention: Corporate Secretary, on or prior to July 2, 2021.

Rule 14a-4 of the Securities Exchange Act of 1934, as amended, governs our use of discretionary proxy voting authority with respect to a shareholder proposal that is not addressed in the proxy statement. With respect to our Annual Meeting of shareholders to be held in 2021, if we are not provided notice of a shareholder proposal prior to September 15, 2021, we will be permitted to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

The fiscal year 2019 Annual Report on Form 10-K, including the audited financial statements for the fiscal year ended October 31, 2019, as well as the Quarterly Report on Form 10-Q for the nine-months ended July 31, 2020, including the unaudited financial statements of the Company, are being mailed with this proxy statement to those shareholders who also received a copy of the proxy materials in the mail, but are not a part of our proxy soliciting materials.  The Notice of Annual Meeting of Shareholders, this proxy statement, and our fiscal year 2019 Annual Report on Form 10-K and the exhibits filed with it, are also available at our website at http://www.passur.com/who-we-are-investors-sec-filings.htm. Upon request by any shareholder to our Corporate Secretary at the address listed above, we will furnish a copy of our fiscal year 2019 Annual Report on Form 10-K without charge, and copies of any or all exhibits to the fiscal year 2019 Annual Report on Form 10-K for a charge of $50.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.

We and some brokers may be householding our proxy materials by delivering a single proxy statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a shareholder of record. You can notify us by sending a written request by mail to Corporate Secretary, Louis J. Petrucelly, PASSUR Aerospace, Inc., One Landmark Square, Stamford, Connecticut 06901, or by calling (203) 622-4086. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered.

PASSUR AEROSPACE, INC.
PROXY

ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PASSUR AEROSPACE, INC.

The undersigned shareholder hereby appoints G.S. Beckwith Gilbert and Brian G. Cook, or either of them, each with power of substitution, as proxy or proxies for the undersigned, to attend the Annual Meeting of the Shareholders of PASSUR Aerospace, Inc. (the “Company”), to be held at 12:00 p.m., Eastern time, on Monday, November 30, 2020, virtually via the internet at https://web.lumiagm.com/234038502 (password: *********), or at any adjournment or postponement thereof, and to vote, as designated on this proxy, all shares of Common Stock of the Company owned of record by the undersigned at the close of business on October 15, 2020, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue hereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

(Continued and to be Signed and Dated on the Reverse Side)

ANNUAL MEETING OF SHAREHOLDERS OF

PASSUR AEROSPACE, INC.

November 30, 2020

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/234038502 (password: ********) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20930000000000000000 3 113020

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSALS:

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:

- O G.S. Beckwith Gilbert
- O Paul L. Graziani
- O Kurt J. Ekert
- O Richard L. Haver
- O Robert M. Stafford
- O Ronald V. Rose
- O Michael Schumaecker
- O Brian G. Cook
- O Michael O. Hulley

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. TO RATIFY THE APPOINTMENT OF BDO USA, LLP AS INDEPENDENT AUDITORS.	☐	☐	☐

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON OTHER MATTERS WHICH PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF.

UNLESS OTHERWISE INDICATED ABOVE OR UNLESS THIS PROXY IS REVOKED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES, AND FOR PROPOSAL 2.

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

PASSUR AEROSPACE, INC.

November 30, 2020

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20930000000000000000 3 113020

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSALS:
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS:

NOMINEES:

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

- ○ G.S. Beckwith Gilbert
- ○ Paul L. Graziani
- ○ Kurt J. Ekert
- ○ Richard L. Haver
- ○ Robert M. Stafford
- ○ Ronald V. Rose
- ○ Michael Schumaecker
- ○ Brian G. Cook
- ○ Michael O. Hulley

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON OTHER MATTERS WHICH PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF.

UNLESS OTHERWISE INDICATED ABOVE OR UNLESS THIS PROXY IS REVOKED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES, AND FOR PROPOSAL 2.

Signature of Shareholder Date: Signature of Shareholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.